                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT (this  "AMENDMENT")  dated as of March 24th, 2006 and effective in accordance  with SECTION 3 below,  is entered into by and among
NUCO2 INC., as Borrower (the "BORROWER"), the lenders from time to time party to the Credit  Agreement  referred  to below (the  "LENDERS")  and BANK OF AMERICA,
N.A.,  as  Administrative   Agent,   Swing  Line  Lender  and  L/C  Issuer  (the
"ADMINISTRATIVE AGENT").

                              STATEMENT OF PURPOSE

         Pursuant to that certain Credit  Agreement dated as of May 27, 2005 (as amended,  restated,  supplemented or otherwise modified, the "CREDIT AGREEMENT")
by and among the Borrower, the Lenders and the Administrative Agent, the Lenders
have  agreed  to make,  and have  made,  certain  extensions  of  credit  to the
Borrower.

         The Borrower has requested that the Lenders amend the Credit  Agreement as provided  herein.  Subject to the terms and conditions set forth herein,  the
Lenders are willing to consent to such amendment.

         NOW, THEREFORE,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1.  DEFINITIONS.  All  capitalized  terms used and not  defined herein shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2.        AMENDMENTS.

         (a) SECTION 1.01 of the Credit  Agreement  ("Defined  Terms") is hereby amended by deleting the definition for  "Applicable  Rate" and  substituting  in lieu thereof the following new definition, to read in its entirety as follows:

                  "APPLICABLE  RATE"  means,  from time to time,  the  following percentages per annum,  based upon the  Consolidated  Leverage Ratio as set forth in the most  recent  Compliance  Certificate  received by the
         Administrative Agent pursuant to SECTION 6.02(b):

----------------------------------------------------------------------------------------------------------------------
                                                   APPLICABLE RATE
----------------------------------------------------------------------------------------------------------------------

 PRICING LEVEL      CONSOLIDATED LEVERAGE RATIO      COMMITMENT FEE        EURODOLLAR RATE LOANS      BASE RATE LOANS
                                                                          LETTERS OF CREDIT FEES
----------------------------------------------------------------------------------------------------------------------
       I         Greater than or equal to 2.50x          0.400%                   2.000%                  0.500%

      II         Less than 2.50x but greater than        0.350%                   1.750%                  0.250%
                 or equal to 2.00x

      III        Less than 2.00x but greater than        0.300%                   1.500%                  0.000%
                 or equal to 1.50x

      IV         Less than 1.50x but greater  than       0.250%                   1.250%                  0.000%
                 or equal to 0.50x

       V         Less than 0.50x                         0.200%                   1.000%                  0.000%
----------------------------------------------------------------------------------------------------------------------

                  Any increase or decrease in the Applicable Rate resulting from a change in the  Consolidated  Leverage Ratio shall become effective as of the first Business Day  immediately  following the date a Compliance
         Certificate  is  delivered  pursuant  to  SECTION  6.02(b);   PROVIDED,
         HOWEVER, that if a Compliance  Certificate is not delivered when due in accordance  with such  Section,  then Pricing Level I shall apply as of the  first  Business  Day  after  the  date on  which  such  Compliance
         Certificate  was required to have been  delivered and shall continue at such  Pricing  Level I until  such  time as an  appropriate  Compliance
         Certificate is provided, at which time the Pricing Level shall be reset based upon the Consolidated  Leverage Ratio for the most recently ended fiscal period reflected in such Compliance Certificate.  The Applicable
         Rate in effect  from the First  Amendment  Effective  Date  through the first Business Day following receipt by the  Administrative  Agent of a
         Compliance  Certificate  of the  Borrower  with  respect  to the fiscal period ending March 31, 2006, shall be determined based upon Level IV."

         (b) SECTION 1.01 of the Credit  Agreement  ("Defined  Terms") is hereby amended by adding the  following  definition,  to be  inserted  in  alphabetical order:

                  "FIRST AMENDMENT EFFECTIVE DATE" means March 24th, 2006.

         SECTION 3.    EFFECTIVENESS.  This Amendment shall become  effective on
the date that the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower and the
Lenders.

         SECTION  4.   LIMITED  EFFECT.  Except as  expressly  provided  in this
Amendment,  the Credit  Agreement and each other Loan Document shall continue to be, and shall remain,  in full force and effect and this Amendment  shall not be deemed  or  otherwise  construed  (a) to be a  waiver  of,  or  consent  to or a modification  or  amendment  of,  any  other  term or  condition  of the  Credit
Agreement  or any other  Loan  Document,  (b) to  prejudice  any other  right or remedies that the Administrative  Agent or the Lenders,  or any of them, may now have or may have in the future under or in connection with the Credit  Agreement or the Loan Documents,  as such documents may be amended,  restated or otherwise modified from time to time,  or (c) to be a commitment or any other  undertaking or expression of any  willingness to engage in any further  discussion  with the
Borrower or any other person,  firm or  corporation  with respect to any waiver, amendment,  modification or any other change to the Credit Agreement or the Loan
Documents  or any  rights or  remedies  arising  in favor of the  Lenders or the
Administrative  Agent,  or any of  them,  under  or  with  respect  to any  such documents.  References  in the Credit  Agreement  (including  references to such

                                       2

Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder",  "hereby",  "herein" and "hereof") and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         SECTION 5.    REPRESENTATIONS   AND  WARRANTIES/NO   DEFAULT.   By  its
execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

         (a) each of the  representations and warranties set forth in the Credit
Agreement  and the other Loan  Documents  is true and  correct  in all  material respects  as of the date  hereof  as if  fully  set  forth  herein  (other  than representations and warranties which speak as of a specific date pursuant to the
Credit Agreement,  which representations and warranties shall have been true and correct in all material  respects as of such specific  dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and

         (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower.

         SECTION 6.    ACKNOWLEDGEMENTS.  By its execution hereof,  the Borrower
hereby expressly (a) consents to the  modifications  and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants,  representations, warranties  and other  obligations  set forth in each of the Loan  Documents  to which  it is a party  and (c)  acknowledges,  represents  and  agrees  that  its respective  covenants,  representations,  warranties and other  obligations  set forth in each of the Loan  Documents to which it is a party remain in full force and effect.

         SECTION  7.   EXPENSES.   The   Borrower   shall  pay  all   reasonable
out-of-pocket  expenses  of the  Administrative  Agent  in  connection  with the preparation,  execution  and  delivery  of this  Amendment,  including,  without limitation,  the reasonable and invoiced fees and  disbursements  of counsel for the Administrative Agent.

         SECTION 8.    GOVERNING  LAW. This  Amendment  shall be governed by and
construed in accordance with the laws of the State of New York.

         SECTION 9.    COUNTERPARTS.  This Amendment may be executed in separate
counterparts,  each of which when  executed and delivered is an original but all of which taken together constitute one and the same instrument.

         SECTION  10.  FAX   TRANSMISSION.   A  facsimile,   telecopy  or  other
reproduction  of this  Amendment may be executed by one or more parties  hereto, and an executed  copy of this  Amendment may be delivered by one or more parties hereto by  facsimile or similar  instantaneous  electronic  transmission  device pursuant to which the  signature of or on behalf of such party can be seen,  and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto,  all parties  hereto agree to execute an  original of this  Amendment  as well as any  facsimile,  telecopy or other reproduction hereof.

                            [SIGNATURE PAGES FOLLOW]

                                       3

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by their respective officers thereunto duly authorized,  as of the date first above written.

                                         BORROWER:

                                         NUCO2 INC.

                                         By: /s/ Robert R. Galvin
                                            ------------------------------------

                                         Name:   Robert R. Galvin
                                              ----------------------------------

                                         Title:  CFO
                                               ---------------------------------

                           [SIGNATURE PAGES CONTINUE]

                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent

                                        By:  /s/ Ronaldo Naval
                                           -------------------------------------

                                        Name:  Ronaldo Naval
                                             -----------------------------------

                                        Title:  Vice President
                                              ----------------------------------

                           [SIGNATURE PAGES CONTINUE]

                                        LENDER:

                                        BANK OF AMERICA, N.A., as a Lender, L/C
                                        Issuer and Swing Line Lender

                                        By: /s/ Brian K. Keeney
                                           -------------------------------------

                                        Name:  Brian K. Keeney
                                             -----------------------------------

                                        Title: Senior Vice President
                                              ----------------------------------